Exhibit 10.1



                                PURCHASE CONTRACT


     THIS AGREEMENT made and entered into this _ day of February 1998, (the "Effective Date"), between CORNERSTONE REALTY GROUP, INC. or its nominee, (hereinafter called "Purchaser") and TIMBERGLEN APARTMENTS LTD., (hereinafter called "Seller").

                                    ARTICLE I
                                  THE PROPERTY

     1.1 SALE OF PROPERTY. Seller agrees to sell and convey, and Purchaser agrees to purchase, Seller's real property known as TIMBERGLEN APARTMENTS located in DALLAS, TX, with all buildings and improvements located thereon, as more particularly described in the attached legal description in EXHIBIT A including, but not limited to 304 individually heated and air conditioned apartment units, with all appurtenances, together with all appliances, drapes, carpeting, shrubbery and all other personal property located at the project which is owned by Seller and is used in connection with the premises, including, the inventory of personal property to be supplied by Seller and attached hereto as EXHIBIT B (all such real and personal property hereinafter collectively referred to as the "Property" unless the context clearly indicates otherwise).

                                   ARTICLE II

                            PAYMENT OF PURCHASE PRICE

     2.1 PURCHASE PRICE. The total purchase price shall be TWELVE MILLION ($12,000,000) DOLLARS as evidenced by cash or cash equivalent at closing.

     2.2 DEPOSIT. ONE HUNDRED THOUSAND ($100,000) DOLLARS to be placed in escrow at the end of the "Inspection Period" described in Article VI below. Said deposit shall be placed in escrow with Commonwealth Land Title Insurance Corporation or its authorized agent (the "Title Company") as an earnest money deposit which may be credited against the purchase price or applied as per
Article XI below.

     2.3 INDEPENDENT CONTRACT CONSIDERATION. Purchaser shall, concurrently with its execution hereof, deliver to Seller a check in the amount of FIFTY ($50) DOLLARS (the "Independent Contract Consideration"), which amount Seller and Purchaser agree has been bargained for as consideration for Seller's execution and delivery of this Contract and Purchaser's right to inspect the




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Property.   The  Independent  Contract  Consideration  is  in  addition  to  and independent of any other consideration or payment provided for in this Contract and is non-refundable in all events.


                                   ARTICLE III
                                  TITLE MATTERS

     3.1 TITLE. Seller, shall convey good and indefeasible title by Special Warranty Deed in the form attached hereto as EXHIBIT C, subject only to general taxes for the current year not yet due and payable and utility easements which do not interfere with the present use of the Property, and the "Permitted Exceptions". "Permitted Exceptions" are those title exceptions listed in the title commitment, which are not objected to, or are ultimately otherwise accepted pursuant to sections 3.2, 3.5, and 3.6 below.

     (A) Title shall be free from any and all liens or mortgages and Seller shall be responsible for any prepayment penalties necessary to deliver such free title.

     3.2 TITLE DEFECTS; ELECTION TO CURE. Seller shall furnish to Purchaser at Seller's expense a commitment for Title Insurance from the Title Company, (the "Commitment" or the "Title Report") within ten (10) days after the Effective Date, covering the Property binding the Title Company to issue a Texas owner Policy of Title Insurance (the "Title Policy") on the standard form prescribed by the Texas State Board of Insurance at the Closing, in the full amount of the Purchase Price, insuring Purchaser's fee simple title to the Property to be good and indefeasible, together with true and correct copies of all instruments listed on Schedule B to the Commitment (as well as any other documents or instruments listed therein which will not be released at closing). If the title commitment shows any exceptions, which are not acceptable to Purchaser in Purchaser's sole discretion, Purchaser shall give written notice of such defects in title to Seller's counsel during the Inspection Period. Seller may, at its option, elect whether to cure said defects or by written notice to Purchaser indicate its intention not to cure.

     3.3 ELECTION NOT TO CURE DEFECTS. Should Seller elect not to cure title defects, this Agreement, at Purchaser's option (exercised within five (5) days of the notice by Seller that it will not cure the objections), shall be void; each party shall thereupon be released from all obligations hereunder; and all deposits shall be immediately returned to Purchaser.

     3.4 SURVEY.  As soon as  reasonably  possible,  and in any event within ten
(10) days after the Effective Date , Seller shall, at Seller's expense, deliver or cause to be delivered to the Seller, the Title Company, and to Purchaser a current or updated


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on-the-ground  perimeter  survey (the  "Survey") of the  Property  prepared by a
Registered Professional Land Surveyor reasonably acceptable to the Purchaser. The Survey shall show the location and size of all of the following on or adjacent to the Property, if any:

                    buildings, buildings lines, improvements, streets, pavements, easements, rights-of-way, protrusions, encroachments, fences, 100-year flood plain, apparent public utilities, and recording information of easements.

The Survey shall show the gross land area and the Net Land Area. The Survey shall be in a form and of a date acceptable to Purchaser and to the Title Company, and in acceptable form in order to allow the Title Company to delete the survey exception from the Title Policy. The term "Net Land Area" means the gross land area of the Property less the land area included in utility easements, drainage easements, ingress/egress easements, rights-of-way, 100-year flood plain and encroachments on or across the Property. The area within the 100-year flood plain shall be as defined by the Federal Emergency Management Agency or other applicable governmental authority.

     3.5 The Survey shall show no encroachments onto the Land from any adjacent property, no encroachments by or from the land onto adjacent property and no violation of or encroachments upon any recorded building lines, restrictions or easements affecting the Property. If the Survey discloses any such encroachment or violation, Seller shall have thirty (30) days from the date of delivery of the Survey (with a commensurate extension of the closing date) to have the Title Insurer issue its endorsement insuring against damage caused by such encroachment or violation and to provide evidence thereof to Purchaser, and if Seller fails to or is unable to have the same insured against within such thirty
(30) day period, Purchaser may elect, on or before the expiration of the Inspection Period, to (i) terminate this Agreement (in which case the Earnest Money shall be returned to Purchaser) and neither party shall have any further liability or obligation to the other hereunder, or (ii) accept the property subject to any such encroachment or violation, as "Permitted Exceptions".

     3.6 Purchaser agrees to deliver to Seller, within the Inspection Period, written notice as to which items on the title report or the Survey are objectionable. In the event that the Purchaser does not deliver written notice to Seller specifying in detail the objections which the Purchaser has with respect to the survey, the Title Report and instruments listed on Schedule B to the Title Report prior to the date of expiration of the inspection Period, or extensions thereof, then the Purchaser shall be deemed to have accepted all matters disclosed in the preceding which are not the subject of a timely written objection from the Purchaser to


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the Seller.  Wherever  "timely" is used, it shall be no less than the expiration date of the Inspection Period.

                                   ARTICLE IV
                                   PRORATIONS

     4.1 INCOME AND EXPENSE ALLOCATIONS. The following shall be prorated, on a calendar-month basis, to 12:01 a.m. on the day of the closing so long as the Title Company has Purchaser's funds available by 1:00 p.m. Dallas, Texas time on the closing date: rents and other income from the Property; operating expenses (on such service contracts and other obligations as Purchaser may agree to assume) ; and general and real property taxes and personal and business property taxes for the year of closing (based on the most recent assessment and the most recent levy).

     4.2 CLOSING COSTS. Purchaser and Seller shall pay their customary share of all taxes, recording fees, if any, imposed on the Deed, or any other documents executed in connection with the transfer of the Property. Seller agrees to pay cost of title insurance. Seller shall pay any prepayment penalty charged by the holders of any existing notes.

     4.3 ALLOCATION OF RENTS. Rents collected by Seller prior to Closing shall be prorated as agreed in 4.1 above. Purchaser shall apply rents received after Closing first to payment of the current rent due to Purchaser, then to delinquent rents due to Purchaser, and last to rents due to Seller as of the Closing but uncollected prior to settlement. Purchaser agrees to use its best efforts in good faith to collect the amount of any rental arrears from tenants and Purchaser agrees to remit promptly to Seller any such arrears actually paid by such tenants to Purchaser. Seller shall retain the right to commence legal action against a tenant for any delinquent rent apportioned to the Seller.

     4.4 PRIOR LEASE CONCESSIONS. If Seller has committed to give any future monetary concessions to tenants under existing leases to which Purchaser would become liable, then Seller shall pay to Purchaser said amount in a lump sum at closing.

                                    ARTICLE V
                           POSSESSION OF THE PROPERTY

     5.1 POSSESSION. Possession of the Property shall be delivered to Purchaser at closing, subject to the rights of the tenants under existing leases and rental agreements and subject to Permitted Exceptions.

                                   ARTICLE VI
                         CONDITIONS PRECEDENT TO CLOSING

     6.1 CONDITIONS PRECEDENT. Purchaser's obligation to purchase shall be subject to and contingent upon the satisfaction of the following conditions precedent:


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     (A) Receipt by  Purchaser  of an  engineering  report of building  and site conditions, satisfactory to Purchaser in its sole discretion, said report to include in part, a description of any hazardous waste sites, hazardous wastes and/or hazardous materials affecting the property. Purchaser shall have until the date of expiration of the Inspection Period in which to review the reports set forth herein and exercise its right to reject the Property based thereon or the right hereunder shall be deemed waived.

     (B) The receipt by Purchaser of Seller documents described in 7.2 below.

     (C) On the condition that Sellers representations and warranties described in Article VIII below remain true and correct.

     (D) On the condition that there have been no material or adverse changes to the property or leases.

     (E) Seller acknowledges that Purchaser is a public entity and that it is required to furnish financial statements to the Securities and Exchange Commission in connection with this acquisition. Seller agrees to make the information available for Purchaser to audit the last 12 months of operation of the Property so that a report can be generated that is in compliance with accounting Regulation S-X of the Securities and Exchange commission.

     (F) Purchaser determining during the Inspection Period that all water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by law or by the normal use and operation of the Property are and at the time of closing will be installed to the property line, are and at the time of closing will be connected pursuant to valid permits, and are and at the time OF closing will be adequate to service the Property and to permit full compliance with all requirements of law and normal usage of the Property by the tenants thereof and their licensees and invitees.

     6.2 INSPECTION. This Agreement shall be further subject to and contingent upon Purchaser's satisfactory inspection as follows herein below.

     6.2.1 PREPARATION FOR INSPECTION. At the execution of this Agreement, Seller shall deliver to Purchaser copies of the following (collectively, "Documents") : (The Inspection Period shall be extended as a result of any delays by Seller in producing the items requested herein unless the Seller does not have them and


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notifies Purchaser with an extension of time to reflect delays of notification.)
The current rent roll for the Property; detailed statements of income and expenses with respect to the Property for the past two years; the most recent tax bills for the Property; utility bills for the Property for the twelve (12) months previous to the date hereof; all service contracts; all insurance policies applicable to the Property to include loss runs for the last five (5) years; Plans and specifications for the Property, if available, service contracts, Certificates of Occupancy, to the extent reasonably available in Seller's possession; a copy of Title Report (together with true and correct copies of the instruments listed thereon which evidence exceptions to title, except those which will be released at and as a condition of closing) and most recent survey for the Property, and if in seller's possession, a copy of any environmental or engineering reports on the property. All these items shall be certified BY Seller's management company to be accurate and complete to the best of its knowledge and belief.

     6.2.2 INSPECTION OF BOOKS AND RECORDS; ACCESS. Upon receipt by Purchaser of all documents requested in the paragraph above, Purchaser, its employees, agents and contractors shall have fourteen (14) days (the "Inspection Period", as the same may be extended) to enter upon the Property (subject to the rights of the tenants) during normal business hours after notice to Seller for the purpose of making physical inspections thereof, including but not limited to roofs, heating, cooling, electrical and plumbing systems, swimming pool, appliances, and structural elements of the buildings. Upon the conclusion of the Inspection Period this contract shall be deemed to be a firm agreement of purchase and sale binding the parties hereto, except as it may be terminated prior to the end of the Inspection Period and subject to the other provisions and conditions contained herein, including but not limited to the condition imposed by Paragraph 6.1(A) above. The Inspection Period shall be extended by one (1) day for each day beyond ten (10) days from the Effective Date delivery of the Survey and title commitment are delayed.

     6.2.3 RIGHT OF TERMINATION DURING INSPECTION PERIOD. Purchaser shall also be permitted to review all original leases, expense records, tenant cards and occupancy data available. If Purchaser is not satisfied, in its sole and exclusive discretion, with the state of maintenance and repair of the Property or the rents, occupancy or expenses of the Property, then notwithstanding anything contained herein to the contrary, Purchaser shall have the right to terminate this Agreement only by giving written notice to Seller or its attorney before the end of the Inspection Period, and no party hereto shall have any further liability to any other party hereto, and all deposits shall be returned to Purchaser.

     6.2.4 "RENT READY". During the Inspection Period, both Seller and Purchaser will inspect an apartment unit at the Property and mutually agree that said apartment shall be


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representative  of a "rent  ready" unit by which all other units shall be judged for "rent ready" condition at closing. All vacant apartment units, are to be in a "rent ready" condition (as defined above), at the time of closing, containing, but not limited to the following amenities, i.e., carpet, refrigerator, range, garbage disposal, heating, plumbing and electrical systems.

     6.2.5 CONDITION OF PERSONAL PROPERTY AT CLOSING. All personal property included in the sale and all mechanical, electrical, heating, air conditioning, sewer, water and plumbing systems will be in the same working order at the time of closing and in the same condition as at the time of the initial inspection by Purchaser. If Seller fails to make reasonable efforts (the cost of any repair obligations of Seller not to exceed $25,000) to conserve the property, Purchaser shall have the option of waiving such requirement, in writing, and proceeding to closing, or Purchaser may void this Agreement and obtain a prompt return of its deposit.

     6.2.6 NOTIFICATION OF TESTS. Purchaser shall notify Seller, in writing, of its intention, or the intention of its agents or representatives, to conduct tests on the Property at least twenty-four (24) hours prior to such intended tests. Purchaser shall bear the cost of all such inspections and tests. At Seller's option, Seller may be present for any inspection or test.

     6.2.7 PROPRIETARY INFORMATION. Purchaser acknowledges that any and all of the Documents are proprietary and confidential in nature and will be delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the contents of the Documents to any party outside of Purchaser's organization except to certain of its attorneys, accountants, engineers, architects, contractors, consultants, lenders, or investors (collectively, the "Permitted Outside Parties"). Purchaser further agrees that the Documents shall be disclosed and exhibited only to those persons within Purchaser's organization or to those Permitted Outside Parties who are responsible for determining the feasibility of Purchaser's acquisition of the Property and who have been informed of the confidentiality of such information as required herein. In permitting the Permitted outside Parties to review the Documents or other information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived BY Purchaser and the Permitted outside Parties, for whom, by its execution of this Agreement, Purchaser is acting as an agent with regard to such waiver.

     6.2.8 RETURN OF DOCUMENTS. Purchaser shall return all of the Documents, any and all copies Purchaser has made of the


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Documents, and if Seller agrees to pay for, Purchaser will deliver all copies of any third-party studies, reports or test results obtained by Purchaser in connection with its inspection of the Property, other than proprietary,
privileged   and/or   internally   generated   studies,   reports   and  results
(collectively, "Purchaser's Information"), at such time as this Agreement is terminated for any reason other than a Seller default; provided, however, that all environmental studies, reports and results obtained from third parties shall constitute Purchaser's Information, regardless of whether they are proprietary or privileged.

     6.2.9 PURCHASER'S RESPONSIBILITIES. In conducting any inspections, investigations or tests of the Property and/or Documents, Purchaser and its agents and representatives shall: (i) not damage any part of the Property; (ii) not injure or otherwise cause bodily harm to Seller or its agents, guests, invitees, contractors and employees; (iii) maintain comprehensive general liability (occurrence) insurance in terms and amounts reasonably satisfactory to Seller covering any accident arising in connection with the presence of Purchaser, its agents and representatives on the Property and shall deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (iv) promptly pay when due the costs of all tests, investigations, and examinations done with regard to the Property; (v) not permit any liens to attach to the Real Property by reason of the exercise of its rights hereunder;
(vi) fully restore the Land and the Improvements to the condition in which the same were found before any such inspection or tests were undertaken; and (vii) not reveal or disclose any information obtained during the Inspection Period concerning the Property and the Documents to anyone outside Purchaser's organization, except in accordance with the confidentiality standards set forth in Section 6.2.7 hereof.

     6.2.10 PURCHASER'S AGREEMENT TO INDEMNIFY. Purchaser hereby indemnities and holds Seller harmless from and against any and all liens, claims, causes of action, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of purchaser's inspections or tests or any violation of the provisions of section 6.2.9.

     6.2.11  "HAZARDOUS  SUBSTANCES"  DEFINED.  For purposes hereof,  "Hazardous
Substances" means any hazardous, toxic or dangerous waste, substance or material, pollutant or contaminant, as defined for the purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), or the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.) , as amended
("RCRA"), or any other federal, state or local law, ordinance, rule or regulation applicable to the Property, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutaqenic or otherwise hazardous, or any substance which contains gasoline, diesel fuel or


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other petroleum hydrocarbons, polychlorinated biphenyls (pcbs) , radon gas, urea formaldehyde, asbestos, lead or electromagnetic waves.

     6.2.12 DISCLAIMER OF REPRESENTATIONS SELLER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED OR AS EXPRESSLY SET FORTH HEREIN), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (1) THE
VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (2) THE INCOME TO BE DERIVED FROM THE PROPERTY; (3) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON; (4) THE COMPLIANCE OF OR BY THE PROPERTY OF ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (6) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (7) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; OR (8) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USES LAWS, REGULATIONS, ORDERS OR
REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS.

     6.2.13 SALE "AS IS". EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT,, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY DURING THE REVIEW PERIOD, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER, AND AT CLOSING AGREES TO ACCEPT THE PROPERTY AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED OR TO BE MADE AVAILABLE TO PURCHASER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES, EXCEPT WITH REGARD TO THE INFORMATION AND MATERIALS REFERRED TO IN
OR FORMING THE BASIS OF SELLER'S REPRESENTATIONS WARRANTIES AND COVENANTS CONTAINED HEREIN, SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND EXCEPT AS EXPRESSLY PROVIDED HEREIN SELLER MAKES NO REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR
GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS


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OR INFORMATION  PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF,  FURNISHED
BY ANY REAL ESTATE BROKER (INCLUDING WITHOUT LIMITATION THE BROKER), AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASER PRICE HAS BEEN NEGOTIATED BASED ON THE FACT THAT THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS PARAGRAPH AND SECTION 6.2.12 SHALL SURVIVE THE CLOSING IN PERPETUITY AND SHALL BE CONTAINED IN THE DEED.

If each of the warranties does not remain true up and including the Closing as to any material matter and Purchaser has knowledge of the failure of such warranty to remain true, at Purchaser's option, this Agreement may be terminated by Purchaser if Seller does not cure such inaccuracy within ten (10) days after notice thereof to Seller, or Purchaser may elect to close the sale and thereby forever waive any claim for a breach of any such warranty.

                                   ARTICLE VII
                                     CLOSING

     7.1 CLOSING. Closing will be held on or about seven (7) days after the completion of the Inspection Period, at such place and at such time as the parties may agree.

     7.2 SELLERS DELIVERIES. At closing, Seller shall execute and deliver to Purchaser the Special Warranty Deed referred to in Paragraph 3 hereof and shall also execute, where necessary, and deliver to Purchaser, the following in a form reasonably acceptable to Purchaser:

         (A) A Bill of Sale, with special warranty of title transferring the personal property (as shown in Schedule B) to Purchaser free of all liens, charges and encumbrances.

         (B) The Title Policy or Title Company's commitment to issue to Purchaser the Title Policy to be issued by the underwriter for the Title Company pursuant to the Title Commitment, subject only to the Permitted Exceptions, in the full amount of the Purchase Price, dated as of the date of Closing.

         (C) Originals or copies of all signed leases and rental agreements in effect with tenants of the Property not for more than one (1) year to be delivered at the Property offices).

         (D) All security and cleaning deposits made by such tenants. Seller will give the tenants the required notice of such transfer in compliance with the laws of TEXAS.

         (E) An affidavit of Seller in such form as will cause the Title Company to omit from the title insurance policy the exclusion relating to unrecorded mechanics and materialmen's liens.

         (F) A rent roll certified by Seller's management company to be true and correct as of the date of closing showing the name of, and the amount of monthly rental payable, by each tenant of the Property, the apartment occupied by the tenant, the date to which rent has been paid, any advance payment of rent, and the amount of any escrow, or security deposit of tenant.

         (G) An affidavit of Seller that to the best of its information and belief there are, on the date of closing, no unsatisfied judgments, creditor's claims other than in the course of business, tax liens, or pending bankruptcies involving Seller.

         (H) Seller shall provide, a certificate from a licensed extermination contractor, who is regularly engaged in the business of pest control, that all buildings are free from any termite or other wood-boring insect infestation. Said certificate shall be dated within 90 days of closing, bearing the Contractor's name, contractors license number, the signature of the party authorized to sign for the Contractor and the date of the inspection. Should damage exist, Seller may, but shall not be obligated to proceed to have any corrective work completed prior to closing. If Seller does not make the repairs prior to closing, Purchaser, at its option, may either proceed to settlement and have such sums required for repairs (not to exceed $25,000) deducted from Seller's proceeds, or may in its sole discretion terminate this Agreement. Seller shall promptly return Purchaser's deposit upon such termination.

         (I) Assignments of all seller's interest in the following in the form attached hereto as EXHIBIT D: (1) all assignable licenses, and permits relating to the operation of the Property, (2) the leases and rental agreements with tenants of the Property, (3) the existing Property telephone number and (4) the business and trade name as set forth in Par. 1.1.

         (J) Assignments without recourse of all warranties and guarantees (see Exhibit D) to the extent such are assignable and still in effect and provide Purchaser with copies of all such warranties and guarantees without limitation for all appliances, dishwashers, disposals, refrigerators, heating and air conditioning units, washers and dryers.

         (K) Consent of the Seller's authorized officer to the sale of the Property and any other approvals required under Seller's articles, by-laws or other organizational documents, which may affect Seller's ability to convey marketable title.

         (L) Provide documents for the transfer of the telephone, electric, water and sewer, and gas utilities, as may be required by the utility, for execution at closing.

         (M) Satisfactory evidence of the power and authority of Seller to enter into and consummate this agreement, including but not limited to:

              (i)  An  opinion  of  Seller's  counsel,   in  a  form  reasonably
satisfactory to Purchaser, stating that:

                   (a)  The   individual(s)   executing  the  deed  and  related
documents are duly authorized to do all such acts as are necessary to consummate this sale, without further consent of any other party.

                   (b) That the partner or officer can bind the Partnership or Corporation.

         (N) Affidavit that Seller has received no notice of the presence of asbestos and/or any other hazardous material at the Property.

         (0) Seller shall provide a satisfactory and valid written termination of the management agreement executed by the existing management and rental agent for the Property, without cost to the Purchaser.

         (P) A notice letter to all the residents of the apartment complex as to change of ownership in the form prepared by the Purchaser.

         (Q) All such other documents as are normally transferred at settlement in the jurisdiction in which the property is located or are reasonably requested by Purchaser or its counsel.

         (R) A representation letter as normally required by auditors for a public company in the form attached hereto as EXHIBIT E. This clause shall survive closing for one year.

         (S) Closing memorandum and Indemnification Agreement in the form attached hereto as EXHIBIT F.

     7.3 PURCHASER'S DELIVERIES. At closing and contemporaneously with the Seller's compliance with the provisions of Section 7.2, Purchaser shall:

         (A) Pay to Seller the cash portion of the purchase price, adjusted for the prorations herein provided for in Article IV.

         (B) Execute and deliver an assumption of obligations under leases, securities, any contracts which may be accepted by the Purchaser and any other obligations specifically set forth herein.

         (C) Deliver to the seller a resolution of the Purchaser that:

                   (i) This Agreement has been duly authorized, executed and delivered by the Purchaser and is a valid and binding agreement of Purchaser, and

                   (ii) Purchaser has complete unrestricted power to buy the Property from the Seller and to execute any documents required to effectuate the transfer.

         (D) Execute all such other documents as are normally transferred at settlement in the jurisdiction in which the property is located or are reasonably requested by Seller or its counsel.

                                  ARTICLE VIII
               SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

     8.1 REPRESENTATIONS OF THE PARTIES. Seller warrants (which warranties shall not survive settlement unless designated to the contrary) that as of the date hereof and as of closing hereof:

         (A) That Seller, is the owner in fee simple of the Property and has the power to convey same.

         (B) That Seller is not subject to any other agreements or arrangements, with the exception of those contained in any existing mortgage documents which would prevent Seller from selling the Property to Purchaser. This warranty shall survive for one year following closing.

         (C) All necessary action has been taken by Seller to authorize the execution of this Agreement and the performance of the obligations contemplated hereunder, which are not excluded elsewhere in existing mortgage documents. This warranty shall survive for one year following closing.

         (D) Seller has no actual knowledge and has not been advised in writing that it is in default under any lease, rental agreement service or equipment contract, or mortgage or other encumbrances relating to the Property. This warranty shall survive for one year following closing.

         (E) Seller has no actual knowledge of any latent defect in the Property or any part thereof. This warranty shall survive for one year following closing.

         (F) Seller has no actual knowledge of any existing or threatened litigation which relates to or which would affect the Property. This warranty shall survive for one year following closing.

         (G) The Property abuts on and has direct vehicular access to a public road.

         (H) All building and other improvements at the Property are located entirely within the boundary lines of the Property, except as disclosed on the Survey.

         (I) Seller has no actual knowledge that any part of the Property or the operation of the Property, is in violation or may violate any governmental statute, regulation, ordinance or building code or of any private restriction, that any governmental authority requires any work to be done on or affecting the Property, or that any governmental authority has expressed an intent to condemn or to make special improvements for the benefit of the Property or any part thereof. This warranty shall survive for one year following closing.

         (J) That to the best knowledge of the Seller, the drainage within the project is satisfactory and complies in all respects with all government regulation. This warranty shall survive for one year following closing.

         (K) That Seller is not a "foreign person" within the meaning of the Internal Revenue Code of 1954, as amended (the "Code") , and that Seller will furnish to Purchaser prior to closing an affidavit in form satisfactory to Purchaser confirming the same.

         (L) That to the best of seller's knowledge, the Property was never utilized as a disposal site for hazardous waste products and will furnish to Purchaser an affidavit confirming same.

         (M) Seller covenants and agrees that, between this date and the date of closing, Seller shall continue to maintain, operate and manage the Property in a manner consistent with its prior practices, making every reasonable effort to do nothing which might damage the reputation of the Property or the relationships with the tenants. Seller shall not permit the modification, extension or cancellation of any tenant lease (except in accordance with the terms of such lease) or any dealing with any tenant other than the ordinary course of managing the Property, without the prior written consent of Purchaser. If the leases of any tenants expire before thirty (30) days after the date of closing, Seller shall, up to the date of closing and without cost to the Purchaser, continue its normal course of operation with respect to causing tenants to be obtained for apartments which are unrented.

         (N) Seller warrants that it has complied with the keyless, dead-bolt lock requirement.

     8.2 CONTINUATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS TO THE DATE OF CLOSING. If each of the warranties set forth in this section does not remain true up to and including the time of closing as to any material matters, this Agreement, at Purchaser's election, shall be terminated, Seller shall return all payments made by Purchaser, or Purchaser may elect to close the sale and waive failure of the warranties.

     8.3 BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding the provisions of 8.2 above, Seller shall indemnify Purchaser for all reasonable costs incurred as a result of the failure of any of Seller's representations, warranties or covenants contained herein to remain materially true as of the date of closing. Seller's liability pursuant to the provisions of this Section
8.3 shall never exceed $25,000 regardless of the amount of reasonable costs incurred by the Purchaser in connection with a breach which is discovered prior to the date of closing. It is intended that the indemnification by Seller of Purchaser shall only cover Purchaser's actual out-of-pocket expenses incurred with and paid to non-affiliated third parties of the Purchaser in connection with the negotiation of this Contract and the conduct of the Purchaser's due diligence in anticipation of the acquisition of the Property. The Seller shall have no obligation to indemnify Purchaser and shall have no liability to Purchaser for damages in the nature of loss of bargain damages, consequential damages, punitive damages, indirect damages, lost profits, lost opportunities, opportunity costs, detrimental reliance or other damages which do not constitute Purchaser's actual out-of-pocket expenses paid to non-affiliated third parties as aforesaid, except as set forth otherwise in this Agreement. Further, whenever it is expressed in this Agreement that a warranty shall survive the Closing for one year, it is intended that covenants, representations and warranties of the Seller not be restated or continue subsequent to the Closing. Instead, it is intended that if it is determined that the Seller breached a representation or warranty prior to Closing and such breach of representation or warranty was not known to the Purchaser prior to Closing, then the Purchaser shall have a period of one year in which to initiate litigation by filing suit against the Seller and obtaining service of process on the Seller. The one-year survival period is effectively a contractual statute of limitations which shall govern and control over any other statute of limitations applicable to the breach of warranty or representation. Of course, if a breach of warranty or representation is known to the Seller and the Purchaser at the time of the Closing, and the Purchaser closes the transaction notwithstanding such breach of representation and warranty, then, as provided elsewhere in this Agreement, the Purchaser shall have waived its rights, causes of action or claims against the Seller as a result of such breach of representation or warranty by the Seller which was known to the Purchaser unless waived in writing or survives pursuant to this Agreement.

     8.4 SELLER'S KNOWLEDGE. As used herein, "Seller's

Knowledge" or words to that effect means matters which are, in fact, actually known to Richard W. Weyand at the time of the making of the representation, without having made any investigation and does not mean constructive knowledge. As used herein, "Seller has not received any written notice", or words to that effect, means Richard W. Weyand had not actually received any such written notice, and does not mean constructive notice. Further, no knowledge of or notice received by any agent, employee or contractor of the Seller or any partner of the Seller shall be deemed to have been received by, or shall be attributed to Richard W. Weyand by virtue of any laws of agency, partnership or other similar laws whereby knowledge of one may be attributed to another. None of these terms shall be construed to impose upon Richard W. Weyand any duty to investigate the matter to which such actual knowledge, or absence thereof, pertains.

                                   ARTICLE IX
                           CONDEMNATION; RISK OF LOSS

     9.1 PROPERTY DAMAGE. If, prior to closing, any part of the Property is damaged by fire or other casualty, Seller shall repair such damage before the date provided herein for closing. If such damage cannot be repaired by such time, this Agreement may be canceled at the option of the Purchaser. In the event of cancellation as aforesaid, this Agreement shall become null and' void and the parties shall be released and all payments made shall be returned. Should Purchaser elect to carry out this Agreement despite such damage Seller shall assign to Purchaser all insurance proceeds and any deductible arising from such damage and will compensate Purchaser for lost rent collections to the extent of insurance proceeds received. Seller shall promptly notify Purchaser in writing upon the occurrence of any such damage.

     9.2 CONDEMNATION. In the event of any actual or threatened taking, pursuant to the power of eminent domain, all or any part thereof, or any actual or proposed sale in lieu thereof, the Seller shall give written notice thereof to the Purchaser promptly after Seller learns or receives notice thereof. Upon a taking of a material part of the Property (any part of the building or more than 5% of the parking area) , Purchaser may elect to either (a) terminate this Agreement, in which event the Deposit shall be immediately returned to Purchaser and all other rights and obligations of the parties hereunder shall terminate immediately, or (b) to waive its right to terminate this Agreement and proceed to closing, in which event all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid to the Purchaser at closing, if such payment has been received or Seller shall assign to Purchaser the rights to such payments.

     9.3 RISK OF LOSS. Prior to closing, all risks of loss or damage by every casualty shall be borne by the Seller.

                                    ARTICLE X
                               BROKER'S COMMISSION

     10.1 COMMISSION. Seller agrees to pay a brokerage fee to PINNACLE REALTY, pursuant to a separate agreement. Said brokerage fee shall be deemed earned if, and only if, settlement occurs hereunder and Seller receives its proceeds of the sale, and shall not be deemed earned even if Purchaser and/or Seller wrongfully fail(s) to consummate the purchase and sale herein contemplated. Seller and Purchaser represent and warrant to each other that no other brokerage fees are or shall be owing in connection with this transaction or in any way with the Apartments and Seller and Purchaser hereby indemnify and hold the other harmless from any and all claims of any other person so claiming.

                                   ARTICLE XI
                                     DEFAULT

     11.1 DEFAULT DEFINED. Default for the purpose of this Agreement shall mean any failure by Seller or Purchaser to fulfill all the terms, conditions and covenants contained herein, however, it shall not be an event of default for either party to exercise its rights to terminate this contract as contained in other provisions herein.

     11.2 SELLER'S DEFAULT. Upon Seller's default, the Purchaser, at its election, may either, as its sole and exclusive remedy: (1) require specific performance of Seller, or (2) cancel this Agreement and obtain a prompt return of the deposit, in which case this Agreement shall be terminated and the parties released from all obligations hereunder, or (3) the Purchaser may waive such defaults and proceed to settlement. In the event that the remedy of specific performance is not available to the Purchaser solely by virtue of the Seller having transferred, encumbered or conveyed the Property in violation of this Agreement, then the Purchaser may pursue the Seller for recovery of its actual damages incurred as a result of Seller's default. Purchaser shall have no other remedies, other than those specified in this Section 11.2 in the event of Seller's default. Seller shall indemnify Purchaser for any reasonable costs incurred by Purchaser if Purchaser elects to pursue its option (1) noted above, to include reasonable attorney fees.

     11.3 PURCHASER'S DEFAULT. Upon Purchaser's default, this Agreement shall be terminated and both parties released from all obligations hereunder, and the deposit shall be retained by the Seller as liquidated damages. Purchaser shall indemnify Seller for any reasonable costs incurred by Seller in recovering the deposit if litigated. Seller shall have no other remedy against Purchaser in the event of Purchaser's default.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

     12.1 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties; it supersedes all previous agreements and representations which are deemed merged herein and may not be modified except in writing.

     12.2 ASSIGNMENT. Purchaser may assign this Agreement without the consent of Seller.

     12.3 SEVERABILITY. If any provision, sentence, phrase or word of this Agreement or the application thereof to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision, sentence, phrase, or word to persons or circumstances, other than those as to which it is held invalid, shall remain in full force and effect.

     12.4 BINDING EFFECT. The parties to the Agreement mutually agree that it shall be binding upon and inure to the benefit of their respective heirs, representatives, successors in interest and assigns.

     12.5 CONTROLLING LAW. It is the intent of the parties hereto that all questions with respect to the construction of this Agreement and the rights and liabilities of the parties shall be determined in accordance with the provisions of the laws of the State of Texas.

     12.6 COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature an behalf of both parties hereto appear in each counterpart hereof, and it shall be sufficient that the signature on behalf of both parties hereto appear on one or more such counterparts. All counterparts shall collectively constitute a single contract.

     12.7 INCORPORATION BY REFERENCE. All of the Exhibits referred to herein and/or attached hereto shall be deemed to constitute a part of the Agreement.

     12.8 HEADINGS. The headings of the Articles and sections hereof are inserted for convenience only and shall not be deemed to constitute a part of the Agreement.

     12.9 CONSTRUCTION OF CONTRACT. Each party hereto have reviewed and revised (or requested revisions of) this Agreement, and therefore the normal rule of construction that any ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Contract or any amendments or exhibits hereto.

     12.10 CONFIDENTIALITY. The parties shall keep confidential the existence of this Agreement, the transactions described herein, and all information obtained from the other party both during and subsequent to the transaction. However, the covenants contained in this paragraph shall not, apply in respect to any information which (a) was already known to either party when such information was received from the other, (b) was readily available to the general public at the time of such receipt, (c) subsequently becomes known to the general public through no fault or omission by the other party, (d) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, or (e) is required to be disclosed by law or a governmental agency. This clause shall survive closing'.

     12.11 HOLIDAYS. If any of the deadlines in this Contract ends on, or if any event is to occur on, a Saturday, Sunday, or legal holiday, the deadline or the date for performance shall automatically be extended to the next day which is not a Saturday, Sunday, or legal holiday.

     12.12 LEAD WARNING STATEMENT. Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced, intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

     12.12.1. Seller has no knowledge of lead-based paint and/or lead-based paint hazard in the housing.

     12.12.2. Seller has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.

     12.12.3. Purchaser is hereby granted a 10-day opportunity (or the length of the Inspection Period, whichever is longer) to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.

     12.13 EXHIBITS. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes.

         (a) EXHIBIT A, the legal description of the Land.
         (b) EXHIBIT B, list of personal property
         (c) EXHIBIT C, the form of Deed.
         (d) EXHIBIT D, the form of the Assignment and Assumption of Personal Property, Service Contracts, Warranties and Leases.
         (e) EXHIBIT E, the form of the Representation Letter.
         (f) EXHIBIT F, Closing Memorandum and Indemnification Agreement

     12.14 DISCHARGE OF OBLIGATIONS. Except as otherwise provided herein, the acceptance of the Deed by Purchaser at Closing shall be deemed to be a full performance and discharge of every representation, warranty and covenant made by Seller herein, and every agreement and obligation on the part of Seller to be performed pursuant to the provision hereof, and such representations, warranties and covenants shall be deemed to merge into the documents delivered at Closing.

     12.15 CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included, and the last day of the period so computed is to be included unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday.

     12.16 NO RECORDATION. No party hereto shall record this Agreement in any public records and no reference hereto shall be made in any recorded instrument in any public records unless all other parties have consented to such recordation in writing.

     12.17 PREPARATION OF DOCUMENTS. All of the documents that are not attached hereto as Exhibits to be executed at Closing shall be in the form prepared to the reasonable satisfaction of the parties hereto.

     12.18 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement, and each and every covenant hereof. However, this shall not prohibit either party from requesting and receiving a reasonable adjournment not to exceed thirty (30) days.


                                  ARTICLE XIII
                                     NOTICE

     13.1 NOTICE. All notices required or permitted to be given under this Agreement shall be in writing and shall be sent or delivered to the address set forth below (or such other address as may be hereafter specified in writing):


    To Seller:    Timberglen Apartments Ltd.
                  15209 Addison Road
                  Addison, TX    75248
                  Attention: Richard W. Weyand
                  Fax: (972) 239-5722


    With a copy to
      Seller's Attorneys:    J. Scott Jackson, Esq.
                             Glast, Phillips & Murray, P.C.
                             One Galleria Tower
                             13355 Noel Road, Suite 2200
                             Dallas, TX 75240
                             Fax: (972) 419-8329

    To Purchaser: Mr. Gus Remppies
                  Cornerstone Realty Group, Inc.
                  306 E. Main Street
                  Richmond, VA 23219
                  Fax: (804) 782-9302


    With a copy to
     Purchaser's Attorneys:  Harry S. Taubenfeld, Esq.
                             Zuckerbrod & Taubenfeld
                             575 Chestnut St., P.O. Box 488
                             Cedarhurst, NY 11516
                             Fax: (516) 374-3490

                                      -and

                             Robert E. Morrison, Esq.
                             Brown McCarroll & Oaks Hartline
                             300 Crescent Court, Suite 1400
                             Dallas, TX 75201
                             Fax:     (214) 999-6170


     13.2 DELIVERY OF NOTICE. Notices sent either by Registered or Certified Mail, Return Receipt Requested, or by overnight express mail shall be deemed given when deposited in the United States Mail, postage prepaid, or delivered to a reliable overnight courier or by fax. Notices sent in any other manner shall be deemed given only when actually delivered at the specified address.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed this day and date first written above.

SELLER:

TIMBERGLEN APARTMENTS LTD.
By: MILTON & WEYAND LTD., General Partner
By: WEYAND CORPORATION

By: /s/ J. Scott Jackson
   ----------------------
         J. Scott Jackson

Its: Authorized Signatory
    ----------------------


PURCHASER:

CORNERSTONE REALTY GROUP, INC.

BY: /s/ S.J. Olander
   ----------------------
        S.J. Olander

Its: Senior Vice President
    ----------------------

                                  "EXHIBIT A"

Lot 3, Block B/8750, of Rosemead Addition, an Addition to the City of Dallas, Denton County, Texas, according to the Plat thereof recorded in Cabinet C, Slide 294 of the Map Records of Denton County, Texas.

                                   EXHIBIT "B"

                                    INVENTORY

1         FAX  MACHINE o SHARP
1         TRW CREDIT PROMPTER
1         PENCIL SHARPENER
1         COMPUTER W/ GOLDSTAR MONITOR, MODEM, MOUSE AND KEYBOARD
1         PRINTER o PANASONIC DOT MATRIX
1         DESK W/ SECRETARY AND KEYBOARD TRAY
2         METAL FOLDING CHAIRS
1         PADDED WICKER BACKED CHAIR
2         SECRETARIAL CHAIRS
3         4 DRAWER FILE CABINETS
1         3 LINE TELEPHONE
1         MGR DESK
1         2 DRAWER FILE CABINET (METAL)
1         DESK CHAIR
8         PADDED WOODEN CHAIRS
1         OVAL END TABLE
1         WOOD AND GLASS TABLE
4         LAMPS
9         SILK PLANTS
2         MAKE READY BOARDS (1 LARGE 1 SMALL)
1         2 DRAWER FILE CABINET (WOOD)
1         LEASING DESK
1         TYPEWRITER
2         4 LINE PHONES
4         LONG SOFA TABLES
3         DROP SIDE END TABLES
1         COFFEEE TABLE
2         RADIOS
1         AREA RUG
2         GLASS CANDLE HOLDERS W/ CANDLES
3         MIRRORS
1         FRAMED SITE MAP
20        FRAMED PICTURES
1         REFRIGERATOR
1         MICROWAVE
1         STEREO W/2 SPEAKERS
1         SOFA-NEW
2         LEATHER CHAIRS-NEW
1         DININGROOM TABLE
1         DECORATIVE POT w/ NUTS ?
6         TRASH CANS
1         BIRD HOUSE
2         SMALL PLANTERS W/ PLANTS
1         WOODEN POT w/  WHITE FLOWERS
1         WICKER BASKET WITH PLANTS
1         VACUUM CLEANER
1         GLASS PLATE w/ DECORATIVE BALLS
2         CALCULATORS
1         MISC. MINI-MODEL ITEMS
1         ILCO 025 KEY CUTTING MACHINE
1         6 FT. A-FRAME WOOD LADDER
1         APPLIANCE DOLLY
1         SHERMAN WILLIAMS NOVA 6PX SPRAY RUG
1         SEROON 4000 RECOVERY RECYCLE
8         RECOVERY TANKS
2         MICROWAVES (NEW)
1         GOLF CART & CHARGER
1         OB 120 WEEDEATER
1         FLOWER
          MISC. PARTS
1         EXT. LADDER 28FT.
2         HALVES OF EXT LADDERS (BROKEN)
1         REGULAR DOLLY
          POOL FURNITURE = 33 CHAIRS
                            2 TABLES

                                  EXHIBIT "C"


AFTER RECORDING RETURN TO:

Brown McCarroll & Oaks Hartline
300 Crescent Court, Suite 1400
Dallas, TX 75201
Attn:    S. Leigh Moore

                              SPECIAL WARRANTY DEED

THE STATE OF TEXAS ss.
                   ss.          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________ss.

     THAT,  _______________,   a  __________________  ("Grantor"),  for  and  in
consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Grantor by APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership ("Grantee"), whose mailing address is 306 E. Main Street, Richmond, VA 23219 the receipt and sufficiency of such consideration being hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain real property being more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes, together with all improvements, structures, and fixtures situated thereon (collectively, the "Property"); subject, however, to those matters more particularly described in Exhibit "B" attached hereto and made a part hereof for all purposes (collectively, the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, together with all and singular the rights, privileges, tenements, hereditaments, easements, appendages and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever, subject to the Permitted Exceptions; and Grantor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

     In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the Permitted Exceptions, all of Grantor's right, title and interest, if any, in and to adjacent streets, alleys, rights-of-way and strips and gores of land abutting or adjoining the Property.

[As set forth in the Purchase Agreement to which this is attached, the provisions of Sections 6.2.12 and 6.2.13 of the Purchase Agreement shall be incorporated herein]

     IN WITNESS WHEREROF, this instrument has been executed as of (but not necessarily on) this ___________ day of ________ 199_.

                                    GRANTOR:
                                    -----------------------,
                                    a ___________________

                                    By:
                                       ---------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          ---------------------------------




THE STATE OF ______________ ss.
                            ss.
COUNTY OF _________________ ss.

     This instrument was acknowledged before me on ____________, 199_, by _________________________, of _____________, a _________, on behalf of such
___________.



                                            -----------------------------------
                                            Notary Public, State of ___________

                                  EXHIBIT "D"

                BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT
                -----------------------------------------------




THE STATE OF TEXAS ss.
                   ss.                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ________ ss.




     That concurrently with the execution and delivery hereof, ________________, a ______________________ _____________ ("Assignor"), is conveying to APPLE REIT
LIMITED PARTNERSHIP, a Virginia limited partnership ("Assignee"), by Special Warranty Deed ( the "Deed"), that certain tract of land, together with the improvements thereon, commonly known as ____________, City of ___________, ____________ County, Texas, more particularly described on Exhibit "A" attached to the Deed and made a part thereof for all purposes (the "Property").


     It is the desire of Assignor hereby to assign, transfer and convey to Assignee all fixtures, fittings, appliances, apparatus, equipment, machinery, contract rights, claims, trade names, bonds, warranties and guaranties, licenses, permits, existing telephone numbers for the Property, the name
"___________________________," and other items of personal property, both tangible and intangible (excluding cash), owned by Assignor, if any, and affixed or attached to, or placed or situated upon, or used or acquired in any way whatsoever in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Property, excluding, however, any personal property owned or leased by Tenants of the Property (all of such properties and assets being hereinafter collectively referred to as the "Assigned Properties").

     NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER to Assignee, its successors, legal representatives and assigns all of Assignor's right, title and interest in and to the Assigned Properties, subject to the Permitted Exceptions (as defined in the Deed).

     Assignor represents that it has not pledged or encumbered the Assigned Properties except to secure indebtedness which will be paid in full upon conveyance of the Assigned Property. This instrument may be executed in multiple counterparts, each of which shall be deemed an original but together shall constitute one in the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of (but not necessarily on) this ______ day of _____________________, 1998.


                                             ASSIGNOR:


                                             ---------------------,

                                             a ___________________


                                             By: ___________________________


                                             Name: _________________________

                                             Title: _________________________

                                           ASSIGNEE:

                                           APPLE REIT LIMITED PARTNERSHIP,
                                           a Virginia limited partnership


                                           By: Apple General, Inc., a Virginia
                                               corporation, its general partner


                                              By: _________________________

                                              Name: _______________________

                                              Title:_______________________

                                  EXHIBIT "E"



L.P. Martin & Company, P.C.
4132 Innslake Drive
Glen Allen, VA   23060

     In connection with your audit of the statement of income and direct operating expenses of ____________________ Apartments for the twelve (12) month period ended __________________, for the purpose of expressing an opinion as to whether the financial statement presents fairly, in all material respects, the results of operations of _____________ Apartments in conformity with generally accepted accounting principles we confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

     1. We are responsible for the fair presentation of the statement of operations in conformity with cash, tax or accrual accounting principles. We are also responsible for adopting sound accounting policies, establishing and maintaining internal control, and preventing and detecting fraud.

     2.   We have made available to you all financial records and related data.

     3.   There have been no:

          a. Fraudulent financial reporting or misappropriation of assets involving management or employees who have significant roles in internal control.

          b. Fraudulent financial reporting or misappropriation of assets involving other employees that could have a material effect on the financial statements.

          C. Communications from regulatory agencies concerning noncompliance with, or deficiencies in financial reporting practices that could have a material effect on the financial statements.

     4. The following, if applicable, have been properly recorded in the accounting records and/or disclosed to you.

          a. Related party transactions and related accounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees.

          b.   Arrangements with financial institutions involving

L.P. Martin & Company, P.C.

Page 2

               compensating    balances   or   other   arrangements    involving
               restrictions on cash balances and 1ine-of-credit or similar arrangements.

     5.   There are no:

          a. Violations or potential violations of laws or regulations whose effect should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

          b. Other material liabilities or gain or loss contingencies that are required to be accrued or disclosed by Statement of Financial Accounting Standards No. 5.

     6. We are not aware of any pending or threatened litigation, claims, or assessments or unasserted claims or assessments that are required to be accrued or disclosed in the financial statements in accordance with Statement of Financial Accounting Standards No. 5, and we have not consulted a lawyer concerning litigation, claims or assessments.

     7.   There  are no  material  transactions  that  have  not  been  properly
          recorded  in  the   accounting   records   underlying   the  financial
          statements.

     8. We have complied with all aspects of contractual agreements that would have a material effect on the financial statements in the event of noncompliance.

     9. We have identified all accounting estimates that could be material to the financial statements, including the key factors and significant assumptions underlying those estimates, and we believe the estimates are reasonable in the circumstances.

     10. No events have occurred subsequent to ____________ that would require adjustment to, or disclosure in, the financial statements.


--------------------------
Signature

--------------------------
Title

--------------------------
Date

                                   EXHIBIT "F"


                CLOSING MEMORANDUM AND INDEMNIFICATION AGREEMENT


THE STATE OF TEXAS       ss.
                         ss.       KNOW ALL MEN BY THESE PRESENTS
COUNTY OF ____________   ss.


     THIS CLOSING MEMORANDUM AND INDEMNIFICATION AGREEMENT (the "Agreement") is entered into effect as of _____________, 199_ (the "Closing Date") by and between __________________, a ____________________________ ("Seller"), and APPLE
RESIDENTIAL INCOME TRUST, INC., a Virginia corporation ("Purchaser").

     In connection with and in consideration of the closing ("Closing") of the transaction contemplated under that certain ________________ (the "Contract") dated __________, 199_, by and between Seller and Cornerstone Realty Group, Inc. covering that certain property more particularly described in the Contract (the "Property"), Seller and Purchaser hereby agree as follows:

     1. Proration Date. Except as shown on the closing statements ("Closing Statements") executed by the parties in connection with the Closing, all prorations have been made as of the Closing Date.

     2. Operating Expenses. Except as otherwise provided in the Contract or herein or on the Closing Statements, any and all costs and expenses relating to the operation, management, leasing or ownership of the Property for the period prior to the Closing Date, including, but not limited to, accounts and payments under service contracts, utility charges and other costs required to be paid by the landlord under, and/or with respect to, any leases for all or any portion of the Property and commission agreements relating thereto are the responsibility of Seller and will be paid by Seller promptly upon receipt of billing therefor, and Seller hereby agrees to reimburse Purchaser for any loss, cost or expense relating to the operation, management, leasing or ownership of the Property for the period prior to the Closing Date. Any and all costs and expenses relating to the operation, management, leasing or ownership of the Property for the period from and after the Closing Date, including, but not limited to, accounts and payments under service contracts, utility charges and other costs required to be paid by the landlord under, and/or with respect to, any leases for all or any portion of the Property are the responsibility of Purchaser and will be paid by the Purchaser promptly upon receipt of billing therefor, and Purchaser agrees to reimburse Seller for, any loss, cost or expense relating to same. To the extent not reflected in the Closing Statements evidencing the transaction contemplated under the Contract, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other pursuant to this paragraph.

     3. Earnest Money. Seller and Purchaser acknowledge the application of the Earnest Money Deposit (as defined in the Contract) previously deposited with the Title Company (as defined in the Contract) against the purchase price of the Property as reflected in the Closing Statements.

     4. Real Estate Taxes. All ad valorem and similar taxes and assessments (the "taxes") relating to the Property for the current year were prorated between Seller and Purchaser as reflected in the Closing Statements based upon the best available estimates of the amount of taxes that will be due and payable on the Property during the current year. At such time as the actual amount of taxes against the Property for the current year is known. Seller and Purchaser shall, if required, readjust the amount of taxes to be paid by each party pursuant to this paragraph so that Seller shall pay for those taxes attributable to the period of time occurring prior to the Closing Date, and the Purchaser shall pay for those taxes attributable to the period of time occurring from and after the Closing Date.

     5. Rents. All rents have been prorated as of the Closing Date to the extent same have actually been collected by Seller. Seller shall pay to Purchaser, Purchaser's pro rata share of any delinquent or unpaid tents attributable to the Property which are paid to Seller after the Closing Date and which relate to the period after the Closing Date, and Purchaser shall pay to Seller. Seller's pro rata share of said delinquent or unpaid rents attributable to the Property, relating to the period up to the Closing Date, which are paid by tenants after the Closing Date, when received by Purchaser, once Purchaser has received and been credited with all rents owed or owing to Purchaser. Seller and Purchaser agree that all rent attributable to the Property received after the Closing Date shall be applied first to current rentals and then to delinquent rentals (in inverse order of maturity).

     6. Brokerage Commissions. Except as set forth in Section ________ of the Contract, Seller and Purchaser each hereby agree to reimburse the other for any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees and costs) resulting from any claim for any fee, commission or similar payment by any broker, agent, finder or realtor as a result of any action of Seller or Purchaser, respectively, related to the origination, negotiation, or consummation of the transactions contemplated by the Contract.

     7.  Errors or  Omissions.  Seller  and  Purchaser  agree to adjust  between
themselves   after  Closing  any  errors  or  omissions  in  the  prorations  or adjustments set forth in the Closing Statements.

     8. Survival. This Agreement and the agreements and the provisions contained herein shall survive Closing and the execution and delivery of any documents in connection therewith subject, however, to the limitations set forth in Article _______ of the Contract, all of which are hereby incorporated into this Agreement by this reference as if restated in their entirety, This Agreement shall be binding on the parties hereto, their successors and assigns. This instrument may be executed in multiple counterparts, each of which shall be deemed an original but together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed by Seller and Purchaser as of (but not necessarily on) the day and year first above written.

                                                 SELLER:

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                 PURCHASER

                                                 APPLE REIT LIMITED PARTNERSHIP,
                                                 a Virginia limited partnership

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------